1 Glen Tullman Chief Executive Officer Allscripts Inform. Connect. Transform. Exhibit 99.2

2006 Allscripts Investor Day

ALLSCRIPTS
Inform. Connect. Transform.

© 2006 Allscripts LLC.

900+ Employees
Financially Strong (Nasdaq: MDRX)
Established Leader in Ambulatory
Healthcare IT Market:
Electronic Health Records
e-Prescribing
Document Imaging
Practice Management
Connectivity Solutions
Three Business Groups
Clinical Solutions Group
Physicians Interactive Group
Medication Solutions Group
About Allscripts
The Leading Provider of Clinical
Software, Connectivity & Information
Solutions to Physicians

2006 Allscripts Investor Day

ALLSCRIPTS
Inform. Connect. Transform.

© 2006 Allscripts LLC.

3 Our View Healthcare Revolves Around the Physician A Different Approach Traditional View Healthcare Revolves Around the Hospital

2006 Allscripts Investor Day

ALLSCRIPTS
Inform. Connect. Transform.

© 2006 Allscripts LLC.

Our Solutions: World-Class Industry-Leading Technologies
Our Ability To Deliver Results: Rapid Deployment & ROI
Our Footprint: Significant Installed Base / Strong Reference Sites
Our Partners: Strong Partnerships and Strategic Alliances
Our People: Experienced Employees Who Care
Hard To Replicate Competitive Strengths

2006 Allscripts Investor Day

Inform.

Connect.

Transform.

ALLSCRIPTS
Inform. Connect. Transform.

© 2006 Allscripts LLC.

5 Becoming Indispensable for Physicians

6 It’s Happening, Right Now: Allscripts Across the U.S. Electronic Health Record Clients Document Imaging Clients Practice Management Clients

2006 Allscripts Investor Day

ALLSCRIPTS
Inform. Connect. Transform.

© 2006 Allscripts LLC.

7 Healthcare is Broken We Can Do Better Physicians at the Center Technology is the Key Four Assumptions

•
Not Used
Costs and Waste Represent
the Problem and the Opportunity
•
Best Software
•
Best Information
•
Best Pharmaceuticals
•
Best Healthcare
•
Best Physicians
•
Not Available
•
Buried With Paperwork
•
Can’t Afford
•
Not Available to 40MM
The Paradox of Healthcare

2006 Allscripts Investor Day

30-40% WASTE

ALLSCRIPTS
Inform. Connect. Transform.
© 2006 Allscripts LLC.

2004 2014
16%
22%
$1.8
$3.5
The U.S. is No.1 in the world in healthcare expenditures,
but no better than 16
th
in medical outcomes.
($ in Trillions) (% of GDP)
U.S. Healthcare Costs
Higher Costs, Lower Quality

2006 Allscripts Investor Day

HOW THIS BAG CAN
HELP AVOID HARMFUL
DRUG INTERACTIONS.
BlueCross BlueShield Association
Healthcare. Affordable. Now.

ALLSCRIPTS
Inform. Connect. Transform.

© 2006 Allscripts LLC.

The Current State-of-the-Art?
“It was just common sense.
A local Blues Plan sent
brown paper bags to its
members.  The idea was for
them to put all their
prescription drugs, over-
the-counter medications
and herbal supplements in
it.  People then took the
bags to their doctors….”
-
Ad in New York Times, 1//05

2006 Allscripts Investor Day

ALLSCRIPTS
Inform. Connect. Transform.

© 2006 Allscripts LLC.

We Can Do Better . . .
Why Not the Best?
R E S U L T S F R O M A N A T I O N A L S C O R E C A R D
O N U . S . H E A L T H S Y S T E M P E R F O R M A N C E
The Commonwealth Fund Commission on
a High Performance Health System
September 2006
ABSTRACT: Created by the Commonwealth Fund Commission on a
High Performance Health System, the National Scorecard on U.S. Health
System Performance is the first-ever comprehensive means of measuring and monitoring health care outcomes, quality, access, efficiency, and equity in one report.
Its findings indicate that America’s health system
falls far short of what is attainable, especially given the resources the nation invests. Across 37 indicators of performance, the U.S. achieves an overall score of 66 out of a possible 100 when comparing actual national performance to achievable benchmarks.

2006 Allscripts Investor Day

Inform. Connect. Transform.

© 2006 Allscripts LLC.

The Stethoscope
London Times 1834
“That it will ever come into general use,
notwithstanding its value, is extremely
doubtful because its beneficial application
requires much time and gives a good bit of
trouble, both to the patient and to the
practitioner because its hue and character are
foreign and opposed to all our habits and
associations.”
Will The Industry Adopt The EHR?

2006 Allscripts Investor Day

The Electronic Physician
GUIDELINES FOR IMPLEMENTING A PAPERLESS PRACTICE
ALLSCRIPTS

ALLSCRIPTS
Inform. Connect. Transform.

© 2006 Allscripts LLC.

13 We “Wrote the Book” on EHRs Our Expertise

2006 Allscripts Investor Day

"THE EHR THAT PAYS YOU BACK"

ALLSCRIPTS
Inform. Connect. Transform.

© 2006 Allscripts LLC.

Generates Clinical Trial Revenue
Holston Medical Group
$3M/Yr. in Clinical Trial Revenue
Delivers on Pay
for Performance
Facey Medical
$1.2M P4P Payout
from Blue Cross
Produces
e-Prescribing Savings
Sierra Health
$5M in Annual Savings via eRx
Reduces Resources in
Medical Records
George Washington Univ.
Medical Faculty associates
Reduction of 30 FTEs in
Medical Records
Enhances
Documentation
University of Tennessee
Medical Group
Avg. Gross Charge Increases
of > $30/Patient Visit
Reduces/Eliminates Transcription
Central Utah Clinic
$1M in Savings in Year 1 ($20K/MD)
Delivering Results

2006 Allscripts Investor Day

ALLSCRIPTS
Inform. Connect. Transform.

© 2006 Allscripts LLC.

A Mandate Has Been Issued by the Federal Government and Payers
EHR is Becoming a Standard of Care Within Physician Practices
All Stakeholders are Backing EHRs
“If all we did was provide excellent patient care to sick
patients who walked through our doors, I am convinced
we would be out of business in five years.”
Jerry Miller, MD
Chief Executive Officer, Holston Medical Group
“We will make wider use of electronic records and other
health information technology, to help control costs and
reduce dangerous medical errors.”
State of the Union Address
January 31, 2006

2006 Allscripts Investor Day

ALLSCRIPTS
Inform. Connect. Transform.

© 2006 Allscripts LLC.

Expand product and service offerings
Fully integrated EHR and practice management solutions
for small and mid-sized physician groups
Complementary acute care solutions
Increase market penetration
Double the size of our salesforce
Add over 1,500 physician clinics nationally
Accelerate financial performance
Double our clinical software revenues
Natural gross margin expansion
Accretive on CASH basis in 2006 and on GAAP basis in 2007
A4 Acquisition – Strategic Benefits

2006 Allscripts Investor Day

© 2006 Allscripts LLC.

Large Physician
Practices (>25)
Segment EHR
Practice
Management
Mid-Sized Physician
Practices (10-24)
Independent & Small
Physician Practices (<10)
Specialty Groups
Profitable Leadership In Each Segment
Leadership Across the Market

2006 Allscripts Investor Day

ALLSCRIPTS	IDX · A4 Health Systems	Epic
ALLSCRIPTS	A4 Health Systems	Quality Systems Inc.
A4 Health Systems	A4 Health Systems	GE Healthcare MISYS emdeon eClinicalWorks
ALLSCRIPTS	A4 Health Systems	

ALLSCRIPTS
Inform. Connect. Transform.

© 2006 Allscripts LLC.

Large Physician
Practices (>25)
Segment EHR
Practice
Management
Mid-Sized Physician
Practices (10-24)
Independent & Small
Physician Practices (<10)
Specialty Groups
Profitable Leadership In Each Segment
Primary
Competitors
Variety of
Small Players
Leadership Across the Market

2006 Allscripts Investor Day

ALLSCRIPTS
Inform. Connect. Transform.

© 2006 Allscripts LLC.

Physician Office
Physician Office
Our Solutions Connect Healthcare
Hospital
Hospital
Emergency
Department
(ED)
Emergency
Department
(ED)
Care
Management
Care
Management
INFORMATION
INFORMATION
Acute Care Focus

2006 Allscripts Investor Day

ALLSCRIPTS™

IDX

Wolters Kluwer Health

perot systems

Medem Connecting Physicians and Patients

AmerisourceBergen

Microsoft

intel

Cisco Systems

hp

ALLSCRIPTS
Inform. Connect. Transform.

© 2006 Allscripts LLC.

20 Our Partners

2006 Allscripts Investor Day

eHEALTH INITIATIVE
Real Solutions. Better Health

MARKLE FOUNDATION
Addressing Critical Public Needs in the Information Age

The Certification Commission for Healthcare Information Technology

EHRVA
HIMSS Electronic Health Record Vendors Association

HIMSS

UNITED STATES DEPARTMENT OF HEALTH & HUMAN SERVICES
National Committee on Vital and Health Statistics

ALLSCRIPTS
Inform. Connect. Transform.

© 2006 Allscripts LLC.

Leadership Council
Founding Member and Named to Executive Committee
Steering Group for Connecting Communities for
Health Initiative
Work Group for EHR Certification Process
Provided Expert Testimony on
e-Prescribing
Named on HIMSS Ambulatory Steering EHR Committee
Our Industry Leadership

2006 Allscripts Investor Day

The New York Times

Health Industry Under Pressure to Computerize

By STEVE LOHR

CNN

Allscripts customer Dr. Allison Foley from St. Jude Heritage Medical Group in Fullerton, California was recently featured in a CNN story on e-prescribing. St. Jude Heritage

The Washington Post

Clinton, Frist Tout Medical Records Bill

By DEVLIN BARRETT

WASHINGTON -- Hillary Rodham Clinton and Bill Frist, two senators in the mix of speculation about the White House race in 2008, touted a new medical records bill Thursday that they said is necessary to prevent life-threatening mistakes.

Clinton, a Democrat who led President Clinton's unsuccessful push for substantial health care overhaul in

TIME

JUNE 27, 2005

NATION

The e-Health Revolution
How a bipartisan bill from Hillary Clinton and Bill Frist could help jump-start a new kind of health-care reform

“No one will be practicing medicine in America ten years from now without an Electronic Health Record… that’s why I believe so strongly in what Allscripts is doing.”
– Newt Gingrich; Founder of the Center for Health Transformation
Our Thought Leadership

2006 Allscripts Investor Day

Business
Roundtable
Business
Roundtable

ALLSCRIPTS
Inform. Connect. Transform.

© 2006 Allscripts LLC.

23 Leadership "There are three ways to handle change. You can fight it and die; accept it and survive; or lead it and prosper." - Mike Leavitt Secretary of HHS

2006 Allscripts Investor Day

© 2006 Allscripts LLC.

Broaden Physician Base
Enhance Physician Utilization
Continue Product Innovation
Leverage Brand Recognition
Pursue Strategic Opportunities
Aggressively Pursue Physician
Practices in All Markets
In-Depth Training and Client Support
Scalable and Modular
Rapid Implementation
Inform and Connect
Leadership and Focused Marketing
Strategies for Growth
Pursue Complementary Assets
Expand Strategic Relationships

1. Our
physician
focus is key to transforming healthcare
2. We are the
leader
in the key growth markets
3. Competitive advantages:
Reference Sites . . . Deployment
Utilization . . . People
The Tipping Point is Here – The Time is Now
Key Takeaways

26 Inform. Connect. Transform. Glen Tullman Chief Executive Officer Allscripts